SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Materials Pursuant to Rule 14a-12
|_|      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))


                       METROPOLITAN HEALTH NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

                       METROPOLITAN HEALTH NETWORKS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid: Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                     METCARE

                           250 South Australian Avenue
                                    Suite 400
                         West Palm Beach, Florida 33401

                             ----------------------


April 30, 2007


Dear Shareholder:


         You are cordially invited to attend the Annual Meeting of Shareholders of Metropolitan Health Networks, Inc. that will be held at the Marriott Hotel, 1001 Okeechobee Blvd., West Palm Beach, Florida on Thursday, June 7, 2007, at 10:00 a.m. EST. I look forward to greeting as many of our shareholders as possible.

         Details of the business to be conducted at the 2007 Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         Whether or not you attend the 2007 Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the 2007 Annual Meeting, you will of course be able to vote in person, even if you have previously submitted your proxy card.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Metropolitan.



                                       Sincerely,

                                       /s/ Michael M. Earley

                                       Michael M. Earley
                                       Chairman and Chief Executive Officer

                       METROPOLITAN HEALTH NETWORKS, INC.

                           250 South Australian Avenue
                                    Suite 400
                         West Palm Beach, Florida 33401

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 7, 2007


                             ----------------------

To the Shareholders of
Metropolitan Health Networks, Inc.:

         NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders (the "Annual Meeting") of Metropolitan Health Networks, Inc., a Florida corporation ("Metropolitan"), will be held on Thursday, June 7, 2007 at 10:00 a.m. EST, at the Marriott Hotel, 1001 Okeechobee Blvd., West Palm Beach, Florida, for the following purposes:

o To elect seven members to Metropolitan's Board of Directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified;

o To consider and vote upon a proposal to approve of and ratify the selection of Grant Thornton LLP as Metropolitan's independent auditors for the fiscal year ending December 31, 2007;

o To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on Friday, April 13th, 2007 are entitled to vote at the Annual Meeting or any adjournments thereof.


                                       By Order of the Board of Directors,

                                       /s/ Roberto L. Palenzuela, Esq.

                                       Roberto L. Palenzuela, Esq.
                                       General Counsel and Secretary


West Palm Beach, Florida
April 30, 2007


THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.


                                TABLE OF CONTENTS

                                                                                                               Page


PURPOSES OF THE MEETING...........................................................................................1

GENERAL INFORMATION ABOUT VOTING..................................................................................2
    WHO CAN VOTE AT THE ANNUAL MEETING?...........................................................................2
    HOW DO I VOTE BY PROXY?.......................................................................................2
    CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?..........................2
    CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?............................................................2
    WHEN WAS THIS PROXY STATEMENT SENT TO SHAREHOLDERS?...........................................................2
    WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?..........................................................2
    WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?..........................................................2
    HOW ARE VOTES COUNTED?........................................................................................3
    WHO PAYS FOR THIS PROXY SOLICITATION?.........................................................................3

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS...................................................................4

ELECTION OF DIRECTORS.............................................................................................5
    INFORMATION ABOUT DIRECTOR NOMINEES...........................................................................5

APPROVAL AND RATIFICATION OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS...........................................8
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES............................................................9
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S INDEPENDENCE AND ATTENDANCE AT THE ANNUAL MEETING.............9
    AUDIT COMMITTEE PRE-APPROVAL POLICY...........................................................................9
    REPORT OF THE AUDIT COMMITTEE................................................................................10

CORPORATE GOVERNANCE.............................................................................................12
    CORPORATE GOVERNANCE GUIDELINES..............................................................................12
    DIRECTOR INDEPENDENCE AND FAMILY RELATIONSHIPS...............................................................12
    NOMINATIONS FOR DIRECTORS....................................................................................12
    COMMUNICATION WITH THE BOARD OF DIRECTORS....................................................................13
    CODE OF ETHICS...............................................................................................13
    DIRECTOR ATTENDANCE AT ANNUAL MEETINGS.......................................................................13
    LEGAL PROCEEDINGS............................................................................................13

MEETINGS AND COMMITTEES OF THE BOARD.............................................................................14
    THE BOARD....................................................................................................14
    BOARD COMMITTEES.............................................................................................14
    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..................................................15

DIRECTOR COMPENSATION............................................................................................15
    BOARD RETAINER FEES..........................................................................................15
    MEETING FEES.................................................................................................15
    STOCK AND OPTION AWARDS......................................................................................15
    EXPENSE REIMBURSEMENT........................................................................................16
    EMPLOYEE DIRECTORS...........................................................................................16
    DIRECTOR SUMMARY COMPENSATION TABLE..........................................................................16



EXECUTIVE COMPENSATION...........................................................................................16
    COMPENSATION DISCUSSION & ANALYSIS...........................................................................16
    COMPENSATION COMMITTEE REPORT................................................................................22
    SUMMARY COMPENSATION TABLE...................................................................................22
    2006 GRANTS OF PLAN BASED AWARDS.............................................................................24
    OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006...............................................................27
    2006 OPTION EXERCISES........................................................................................28
    PENSION BENEFITS.............................................................................................28
    NONQUALIFIED DEFINED CONTRIBUTION AN OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS..........................28
    POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL.....................................................28

SECURITY OWNERSHIP...............................................................................................32
    SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS.......................................................32
    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS..............................................................33

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................34

PERFORMANCE GRAPH................................................................................................34

REVIEW OF RELATED PARTY TRANSACTIONS.............................................................................35

ANNUAL REPORT TO SHAREHOLDERS....................................................................................35

OTHER BUSINESS...................................................................................................35
    2008 SHAREHOLDER PROPOSALS...................................................................................35
    PROCEDURES FOR NOMINATING OR RECOMMENDING FOR NOMINATION CANDIDATES FOR DIRECTOR.............................35
    OTHER MATTERS................................................................................................37


                       2007 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       METROPOLITAN HEALTH NETWORKS, INC.


                                 PROXY STATEMENT


                          June 7, 2007, 10:00 a.m. EST
                                 Marriott Hotel
                              1001 Okeechobee Blvd.
                            West Palm Beach, Florida

This Proxy Statement is furnished in connection with the solicitation by our Board of Directors of proxies from the holders of our common stock (the "Common Stock"), for use at our 2007 Annual Meeting of Shareholders, to be held at the Marriott Hotel, 1001 Okeechobee Blvd., West Palm Beach, Florida on Thursday, June 7, 2007, at 10:00 a.m. EST, or at any adjournment(s) or postponement(s) thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to our shareholders is April 30, 2007. Shareholders should review the information provided herein in conjunction with our 2006 Annual Report on Form 10-K, which accompanies this Proxy Statement. The complete mailing address, including zip code, of our principal executive offices is 250 South Australian Avenue, Suite 400, West Palm Beach, Florida 33401 and our telephone number is (561) 805-8500.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, our shareholders will consider and vote upon the following matters:

         1. The election of seven members to our Board of Directors to serve until our next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to approve of and ratify the selection of Grant Thornton LLP ("Grant Thornton") as our independent auditors for the fiscal year ending December 31, 2007; and

         3. Such other business as may properly come before the 2007 Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy card, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted: (1) FOR the election of the seven nominees for director named below; and (2) FOR the approval of and ratification of Grant Thornton as our independent auditors for the fiscal year ending December 31, 2007.

         In the event a shareholder specifies a different choice by means of the enclosed proxy card, his or her shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters, in accordance with their best judgment.

                        GENERAL INFORMATION ABOUT VOTING

Who can vote at the Annual Meeting?

         You can vote or direct the voting of your shares of Common Stock if our records show that you owned the shares on Friday, April 13, 2007. A total of 50,270,964 shares of Common Stock can vote at the Annual Meeting. You are entitled to one vote for each share of Common Stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the seven director nominees and in favor of the ratification of the auditors.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

Can I change my vote after I return my proxy card?

         Yes. At any time before the vote on a proposal, you can change or revoke your vote by:

         o giving our Secretary a written notice revoking your proxy card at or before the Annual Meeting;

         o signing, dating, and returning to us a new proxy card at or before the Annual Meeting; or

         o  attending the Annual Meeting and voting in person.

         Attendance at the Annual Meeting will not, by itself, revoke a proxy. Any written notice of revocation or subsequent proxy may be sent to Metropolitan Health Networks, Inc., Attn: Roberto Palenzuela, Secretary, 250 South Australian Avenue, Suite 400, West Palm Beach, Florida 33401, or hand delivered to our Secretary at or before voting at the Annual Meeting.

When was this proxy statement sent to shareholders?

         This proxy statement was first mailed on April 27, 2007 to our shareholders of record as of April 13, 2007, the record date for voting at the Annual Meeting.

What if other matters come up at the Annual Meeting?

         The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

What do I do if my shares are held in "street name"?

         If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

         We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

         If your shares are held in the name of a broker or other nominee, and you do not instruct the nominee in a timely fashion how to vote your shares (so-called "Broker Nonvotes"), the broker or nominee can vote your shares as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker Nonvotes will be counted as present to determine if a quorum exists at the Annual Meeting but will not be counted as present and entitled to vote on any non-routine proposal.

Who pays for this proxy solicitation?

         We do. In addition to sending you these materials, we may engage a proxy solicitation firm to contact you directly by telephone, mail or in person. We will bear such costs, if any, which are not expected to exceed $5,000.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on Friday, April 13, 2007 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 50,270,964 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting.

         Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

         Shareholders do not have the right to cumulate their votes for directors.

         Our Amended and Restated Bylaws (the "Bylaws") provide that the presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         Pursuant to the Bylaws, the seven persons receiving the highest number of votes cast in his or her favor by the shares of Common Stock represented in person or by proxy at the Annual Meeting will be elected as directors (Proposal No. 1). Pursuant to the Bylaws, the affirmative vote of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the ratification of auditors (Proposal No.
2).

         Abstentions are counted as present for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast "for" or "against" the election of any director (Proposal No. 1). However, abstentions are treated as present and entitled to vote and thus have the effect of a vote against the ratification of auditors (Proposal No. 2).

         If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given for the new date, time or place, if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

         Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies and shall receive, count and tabulate ballots and votes and determine the results thereof.

         A list of shareholders entitled to vote at the Annual Meeting will be available at our offices, 250 South Australian Avenue, Suite 400, West Palm Beach, Florida 33401, for a period of ten (10) days prior to the Annual Meeting and at the Annual Meeting itself, for examination by any shareholder.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

         The size of our Board of Directors is currently set at seven members and there are currently seven persons serving on the Board of Directors. Pursuant to our Bylaws, the Board of Directors must consist of no less than one and no more than eleven directors, with the exact number of directors to be determined from time to time by resolution duly adopted by the Board of Directors.

         Seven directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy card. Under Florida law and our Bylaws, the seven persons receiving the highest number of votes cast in his or her favor in person or by proxy at the Annual Meeting will be elected to our Board of Directors. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be recommended by the Governance & Nominating Committee and designated by the Board of Directors. Each of the seven director nominees listed below, all of whom currently serve as members of our Board of Directors, has been recommended by the Governance & Nominating Committee of the Board of Directors.

         The Board of Directors recommends a vote FOR the seven director nominees listed below:



Name                                                   Age          Position
----                                                   ---          --------
Michael M. Earley..............................        51           Chairman of the Board of Directors and Chief
                                                                    Executive Officer
David A. Florman...............................        54           Director
Martin W. Harrison, M.D........................        54           Director
Eric Haskell, CPA..............................        60           Director
Karl M. Sachs, CPA.............................        70           Director
Robert E. Shields..............................        59           Director
Barry T. Zeman ................................        61           Director


Information About Director Nominees

         MICHAEL M. EARLEY has served as our Chairman and Chief Executive Officer since March 2003 and was appointed Chairman of the Board in September 2004. He previously served as a member of our Board of Directors from June 2000 to December 2002. From January 2002 until February 2003, Mr. Earley was self-employed as a corporate consultant. Previously, from January 2000 through December 2002, he served as Chief Executive Officer of Collins Associates, an institutional money management firm. From 1997 through December 1999, Mr. Earley served as Chief Executive Officer of Triton Group Management, a corporate consulting firm. From 1986 to 1997, he served in a number of senior management roles, including CEO and CFO of Intermark, Inc. and Triton Group Ltd., both publicly traded diversified holding companies and from 1978 to 1983, he was an audit and tax staff member of Ernst & Whinney. Mr. Earley received his undergraduate degrees in Accounting and Business Administration from the University of San Diego.

         DAVID A. FLORMAN joined our Board of Directors in April 2006. In May 2005, Mr. Florman founded DFI Consulting, Ltd, a boutique consulting firm serving the health care marketplace and currently serves as its President. He has over 30 years of broad professional experience in the health care industry. He has held senior executive positions in the healthcare provider sector with community hospitals and key academic medical centers as well as leadership roles in the payer/insurance community with regional and national managed care organizations. These include United Health Group, Inc., where he served as Regional Vice President from December 2003 through June 2005, Empire Blue Cross Blue Shield, where he served as Senior Vice President of Medical Delivery and Medicare Risk from March 2001 through September 2003 and Aetna, Inc., where he served in a variety of positions between July 1990 and February 2001. At Aetna, Mr. Florman served as, among other things, Head of the National Medical Cost Management, Market/Health Delivery Strategic Initiative Team Lead and Head of the National Medical Management Strategy. Mr. Florman received a Bachelors of Arts Degree from New York University in 1973 and a Masters Degree in Business Administration with a concentration in Health Care Administration from The City University of New York in May 1976.

         MARTIN W. HARRISON, M.D. has served as a member of our Board of Directors since November 2000. From June 2000 to March 2003, Dr. Harrison also served as an advisor to our Board of Directors. Since May 1999, Dr. Harrison has owned and served as President of H30, Inc. a privately held research & biomedical company. Dr. Harrison is a self-employed medical doctor and has practiced medicine in South Florida since July 1991, specializing in preventive and occupational medicine. Dr. Harrison earned his undergraduate degree at the University of Illinois and obtained his postgraduate and residency training as well as his Masters in Public Health from Johns Hopkins University.

         ERIC HASKELL, CPA joined our Board of Directors in August 2004. Mr. Haskell is a certified public accountant with over 30 years of experience in senior financial positions at several public and private companies. He has significant expertise in the areas of acquisitions and divestitures, strategic planning and investor relations. Since December 2005, Mr. Haskell has served as the Executive Vice President and Chief Financial Officer of SunCom Wireless Holdings, Inc., a publicly traded company providing digital wireless communications services. He also has served as a member of the SunCom's Board of Directors since November 2003. From 1989 until April 2004, Mr. Haskell served as the Chief Financial Officer of Systems & Computer Technology Corp., a NASDAQ listed software and services corporation. Mr. Haskell has served on the Board of the Philadelphia Ronald McDonald House since 1996 and currently serves as Chairman of its Finance Committee. Mr. Haskell received his Bachelors Degree in Business Administration from Adelphi University in 1969.

         KARL M. SACHS, CPA rejoined our Board of Directors in September 2002 after previously serving as a member of our Board of Directors from March 1999 to December 2001. Since 1974, he has served as the President of the Miami-based public accounting firm of Sachs & Foccaraci, P.A., which he founded. Mr. Sachs is a qualified litigation expert for the U.S. Federal District Court, U.S. District Court, U.S. Bankruptcy Court and Circuit Courts of Dade and Broward Counties and has previously served as an auditor for the Internal Revenue
Service. He received his Bachelors Degree in Business Administration in 1957 from the University of Miami. A certified public accountant for more than 30 years, Mr. Sachs is a member of the American Institute of Certified Public Accountants, Personal Financial Planning and Tax Sections; Florida Institute of Certified Public Accountants; and the National Association of Certified Valuation Analysts.

         ROBERT "GENE" SHIELDS joined our Board of Directors in May 2006. In May 2005, Mr. Shields founded RES Consulting, LLC, a consulting firm providing services to the Veteran Benefits Administration and currently serves as its President. Prior to founding RES Consulting, Mr. Shields was employed for over ten years by Humana, Inc. in a variety of positions, including Senior Vice President of Government and Senior Products from June 2004 through April 2005, Senior Vice President of Government Programs from July 2001 through June 2004, Senior Vice President of Development from January 2000 through July 2001 and Vice President of Humana and President and Chief Executive Officer of Humana Military Healthcare Services from July 1994 through January 2000. Mr. Shields has been awarded numerous military decorations and, from July 1992 through July 1994, he was Colonel and Chief of the Air Force Office of the Surgeon General Managed Care Division. Mr. Shields received a Bachelors Degree in Business Administration from the Citadel in 1970, a Masters Degree in Systems Management from the University of California in 1974 and a Masters in Health Administration from the Medical College of Virginia at Virginia Commonwealth University in 1981. Mr. Shields is also a Distinguished Graduate of the Industrial College of Armed Forces and a Fellow of the American College of Healthcare Executives.

         BARRY T. ZEMAN joined our Board of Directors in August 2004. Mr. Zeman has 34 years of health care industry and hospital management experience. In 1989, Mr. Zeman founded U.S. Business Development Corp., a private consulting firm offering comprehensive and consultative solutions to professionals in the areas of health care finance, construction, physician group practices, hospital association activities and health care law. He has served as President of U.S. Business Development Corp. since its inception. In May 2004, Mr. Zeman was appointed Regional Business Development Manager for Wells Fargo Home Mortgage. Mr. Zeman has operated in the capacity of President and/or Chief Executive Officer of several hospital organizations throughout the State of New York. He served as Associate Director of the Long Island Jewish Medical Center from 1971 through 1976. He served as President and Chief Executive Officer of Staten Island University Hospital from 1976 to 1989 and was President and Chief Executive Officer of St. Charles Hospital and Rehabilitation Center from 1991 through 2000. From 2000 through February 2003, Mr. Zeman served as President of the Parker Jewish Institute, a private not-for-profit rehabilitative, sub-acute and long-term care institution. He currently serves as the Vice Chair of the Building & Grounds Committee and a member of the Board of Trustees of Adelphi University and has served on the Board of Trustees of Adelphi University since 1997. Mr. Zeman received his Bachelors Degree in Business Administration from the University of Cincinnati in 1969 and graduated with a Master's Degree in Public Health from the Program in Health Care Administration, Graduate School of Public Health at the University of Pittsburgh in 1971.

             THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" EACH OF THE SEVEN DIRECTOR NOMINEES LISTED ABOVE.

                          APPROVAL AND RATIFICATION OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

                                (Proposal No. 2)

         The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm.

         On  August  18,  2006,  we  dismissed  Kaufman,   Rossin  &  Co.,  P.A.
("Kaufman") as our independent registered public accounting firm. The decision to dismiss Kaufman was approved by our Audit Committee.

         Kaufman's audit reports on our financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Kaufman on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2004 and in the subsequent interim period from January 1, 2006 through August 18, 2006, there were:

            (i) no disagreements between us and Kaufman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kaufman, would have caused Kaufman to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; and

            (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         We have provided Kaufman with a copy of the disclosure set forth above.

         On August 24, 2006, we engaged Grant Thornton as our new independent registered public accounting firm. The decision to engage Grant Thornton was approved by our Audit Committee. During the fiscal years ended December 31, 2005 and December 31, 2004 and in the subsequent interim period from January 1, 2006 through August 24, 2006, neither us nor anyone acting on our behalf consulted with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. We have provided Grant Thornton with a copy of the disclosure set forth in this paragraph.

         The Audit Committee has designated Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2007. The Audit Committee has considered whether Grant Thornton's provision of services other than audit services is compatible with maintaining independence as the Company's independent registered public accounting firm.

         Although ratification by shareholders is not a prerequisite to the ability of the Audit Committee to select Grant Thornton as our independent registered public accounting firm, we believe such ratification to be desirable. Accordingly, shareholders are being requested to ratify, confirm and approve the selection of Grant Thornton as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for the year ending December 31, 2007. If the shareholders do not ratify the selection of Grant Thornton, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee; however, the Audit Committee may select Grant Thornton notwithstanding the failure of the shareholders to ratify its selection. If the appointment of Grant Thornton is ratified, the Audit Committee will continue to conduct an ongoing review of Grant Thornton's scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Grant Thornton at any time.

         The Audit Committee selected Grant Thornton as the best firm to deliver independent audits in light of factors such as the auditor's depth of experience, breadth of reserves, commitment to provide exceptional service, ability to handle transaction issues and location of key personnel.

Independent Registered Public Accounting Firm Fees

         Aggregate fees billed to us for the fiscal years ended December 31, 2006 and December 31, 2005 by our independent registered public accounting firms, Grant Thornton and Kaufman (each an "Accounting Firm" and together, the "Accounting Firms"), are as follows:


                                                                       2006(1)                          2005(2)
                                                                                                        -------
                                                      -------------------------------------------
Type of Fees                                             Grant Thornton           Kaufman               Kaufman
------------                                             --------------           -------               -------
Audit Fees (3)                                            $606,000(6)             $72,894              $609,095
Audit Related Fees (4)                                         -                     -                  $2,832
Tax Fees (5)                                                   -                     -                  $38,415
All Other Fees                                                 -                     -                     -


-----------------------------------------------------

(1) The 2006 fees billed to us by the Accounting Firms were, in aggregate, $678,894.

(2) The 2005 fees represent the aggregate fees billed to us solely by Kaufman.

(3) Represents the aggregate fees billed to us by each respective Accounting Firm during the applicable fiscal year for professional services rendered for the audit of our annual consolidated financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and the audits of our internal controls and/or services normally provided by such Accounting Firm in connection with statutory or regulatory filings or engagements by us during such fiscal year.

(4) Represents the aggregate fees billed to us by each respective Accounting Firm during the applicable fiscal year for assurance and related services reasonably related to the performance of the audit of our annual financial statements for those years. For 2005, all audit-related fees were incurred in connection with SEC registration statement consent procedures.

(5) Represents the aggregate fees billed to us by each respective Accounting Firm during the applicable fiscal year for the preparation of our federal and state income tax returns. The "Tax Fees" also included fees billed for professional services related to tax compliance. Independent Registered Public Accounting Firm's Independence and Attendance at the Annual Meeting.

(6) Includes (i) $74,000 billed to us in connection with the review of the financial statements included in our Quarterly Reports on Form 10-Q and (ii) $532,000 billed to us in connection with the audit of our 2006 annual audited consolidated financial statements, $290,000 of which was not billed to us until fiscal 2007.

         We believe that Grant Thornton has no direct or indirect financial interest in us or in any of our subsidiaries, nor has it had any connection with us or any of our subsidiaries in the capacity of promoter, underwriter, voting trustee director, officer or employee.

         We anticipate representatives of Grant Thornton will be present at the meeting of shareholders and will be afforded an opportunity to make a statement, if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Audit Committee Pre-Approval Policy

         Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee has adopted, and our Board has ratified, an Audit and Non-Audit Services Pre-Approval Policy pursuant to which the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor's independence from us.

         Prior to engagement of the independent auditor for the next year's audit, the independent auditor and the Chief Financial Officer submit a list of services and related fees expected to be rendered during that year within each of four categories of services to the Audit Committee for approval:

         (i) Audit Services: Audit services include the annual financial statement audit (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the independent auditor to be able to form an opinion on our consolidated financial statements. Audit Services also include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit or quarterly review as well as the attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting.

         (ii) Audit-Related Services: Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including due diligence related to potential business acquisitions/dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit Services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, financial audits of employee benefit plans, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements.

         (iii) Tax Services: Tax services include services such as tax compliance, tax planning and tax advice; however, the Audit Committee will not permit the retention of the independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the sole business purpose of which may be tax avoidance and treatment which may not be supported in the Internal Revenue Code and related regulations.

         (iv) All Other Services: All other services are those permissible non-audit services that the Audit Committee believes are routine and recurring and would not impair the independence of the auditor and are consistent with the Securities & Exchange Commission's rules on auditor independence.

         Prior to engagement, the Audit Committee pre-approves the services and fees of the independent auditor within each of the above categories. During the year, it may become necessary to engage the independent auditor for additional services not previously contemplated as part of the engagement. In those instances, the Audit and Non-Audit Services Pre-Approval Policy requires that the Audit Committee specifically approve the services prior to the independent auditor's commencement of those additional services. Under the Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee may delegate the ability to pre-approve audit and non-audit services to one or more of its members provided the delegate reports any pre-approval decision to the Audit Committee at its next scheduled meeting. As of the date hereof, the Audit Committee has not delegated its ability to pre-approve audit services.

         All of the 2005 and 2006 fees paid to the Accounting Firms described above were pre-approved by the full Audit Committee in accordance with the Audit and Non-Audit Services Pre-Approval Policy.

Report of the Audit Committee

         The Audit Committee is responsible for overseeing our financial reporting process on behalf of the Board of Directors. In this oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, including the system of internal controls, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles in the United States.

         In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2006, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit
Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has substantively discussed with the independent auditors the auditors' independence from us and our management. The Audit Committee has also considered the compatibilities of non-audit services with the auditors' independence.

         The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with our independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

                                           The Audit Committee

                                              Karl M. Sachs, CPA
                                              David A. Florman
                                              Martin W. Harrison, M.D.
                                              Eric Haskell, CPA
                                              Barry T. Zeman



             THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS
        VOTE "FOR" THE APPROVAL AND RATIFICATION OF GRANT THORNTON LLP AS
                 OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

                              CORPORATE GOVERNANCE

Corporate Governance Guidelines

         We have adopted corporate governance guidelines, which are available at www.metcare.com. The Corporate Governance Guidelines are also available in print to any shareholder who requests it. These principles were adopted by the Board to promote the effective functioning of the Board and its committees, to promote the interests of shareholders and other stakeholders of the Company, and to ensure a common set of expectations as to how the Board, the committees of the Board, individual directors and management should perform their functions

Director Independence and Family Relationships

         We define an "independent" director in accordance with Section 121A of the AMEX Company Guide. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board, with the recommendation of the Governance & Nominating Committee, is responsible for affirmatively determining as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board and the Governance & Nominating Committee each review information provided by the directors with regard to each director's business and personal activities as they may relate to the us and our management.

         Our Board of Directors, upon the recommendation of the Governance & Nominating Committee, has affirmatively determined that each of the following persons, constituting a majority of our Board of Directors, are "independent" and has no relationship with us, except for serving as a member of our Board of Directors and holding our securities: David A. Florman, Martin W. Harrison, Eric Haskell, Karl M. Sachs, Robert E. Shields and Barry T. Zeman. The Board further determined that Michael M. Earley is not independent because he is our President and Chief Executive Officer.

         There are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Nominations for Directors

         The Governance & Nominating Committee's Charter provides that shareholder nominees to the Board of Directors will be evaluated using the same guidelines and procedures used in evaluating nominees nominated by other persons. In evaluating director nominees, the Governance & Nominating Committee considers the following factors:

         o  the appropriate size and the diversity of our Board;
         o our needs with respect to the particular talents and experience of our directors;
         o the knowledge, skills and experience of nominees, including experience in technology, business, finance, healthcare, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
         o  familiarity with national and international business matters;
         o  experience in political affairs;
         o  experience with accounting rules and practices;
         o whether such person qualifies as an "audit committee financial expert" pursuant to SEC rules;
         o appreciation of the relationship of our business to the changing needs of society; and
         o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

         In identifying director nominees, the Governance & Nominating Committee will first evaluate the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service shall be considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Generally, the Governance & Nominating Committee strives to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from business and professional experience. In doing so, the Governance & Nominating Committee also considers candidates with appropriate non-business backgrounds. If any member of the Board does not wish to continue in service or if the Governance & Nominating Committee or the Board decides not to re-nominate a member for re-election, the Governance & Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Other than the foregoing, there are no specific, minimum qualifications that the Governance & Nominating Committee believes that a Committee-recommended nominee to the Board of Directors must possess, although the Governance & Nominating Committee may also consider such other factors as it may deem are in our best interests or the best interests of our shareholders.

         In its deliberations, the Governance & Nominating Committee is aware that our Board must be comprised of a majority of "independent" directors, as such term is defined by the AMEX Company Guide, and at least one director who qualifies as an "audit committee financial expert" as defined by SEC rules. The Governance & Nominating Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

         The Governance & Nominating Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Governance & Nominating Committee. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees. We reserve the right in the future to retain a third party search firm, if necessary.

Communication with the Board of Directors

         We have a Shareholder Communication Policy for shareholders wishing to communicate with various Board committees and individual members of the Board of Directors. Shareholders wishing to communicate with the Board of Directors, our Governance & Nominating Committee, and specified individual members of the Board of Directors can send communications to the Board of Directors and, if applicable, to the Governance & Nominating Committee or to specified individual directors in writing c/o Roberto L. Palenzuela, General Counsel and Secretary, Metropolitan Health Networks, Inc., 250 South Australian Avenue, Suite 400, West Palm Beach, Florida 33401. We do not screen such mail and all such letters will be forwarded to the intended recipient.

Code of Ethics

         As part of our system of corporate governance, our Board of Directors has adopted a code of ethics that is specifically applicable to our Chief Executive Officer and senior financial officers. This Code of Ethics for Senior Financial Officers, as well as our Code of Business Conduct and Ethics, applicable to all directors, officers and employees, are available on our web site at www.metcare.com. If we make substantive amendments to this Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K.

Director Attendance at Annual Meetings

         We have adopted a formal written policy regarding attendance by members of the Board of Directors at Annual Meetings of Shareholders. While members of our Board of Directors are not required to be present at our Annual Meetings, all members of our Board of Directors are welcome and encouraged to attend. All the members of our Board of Directors were able to attend the 2006 annual meeting.

Legal Proceedings

                  There are no pending, material legal proceedings to which any of our directors, officers or affiliates, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us.

                      MEETINGS AND COMMITTEES OF THE BOARD

The Board

         Directors are expected to attend meetings of the Board and any Board committees on which they serve. During the fiscal year ended December 31, 2006, our Board of Directors held twelve meetings and took two actions by unanimous written consent. Committees of the Board of Directors held a total of 36 meetings and took no actions by unanimous written consent. All directors attended 75% or more of the aggregate of all meetings of the Board of Directors and the Board committees on which he or she served during 2006.

Board Committees

         The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Governance & Nominating Committee.

         The Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Governance & Nominating Committee. The full text of these Committee charters are available on our website located at www.metcare.com.

         The following  table describes the current members of each of the Board
Committees:

                                                                 GOVERNANCE &
                             AUDIT       COMPENSATION             NOMINATING
                             -----       ------------            ------------
  Michael M. Earley
  David A. Florman*            X                                      X
  Martin W. Harrison*          X              X
  Eric Haskell*                X            Chair
  Karl M. Sachs*             Chair            X                       X
  Robert E. Shields*                          X                       X
  Barry T. Zeman*              X                                    Chair

  ------------------------------------------------
*        Independent Directors


         The Audit Committee
         -------------------

         The Audit Committee's primary function is to assist the Board in fulfilling its oversight responsibilities relating to (i) the quality and integrity of our financial statements and corporate accounting practices, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence and (iv) the performance of our internal audit function and independent auditors. The specific responsibilities in carrying out the Audit Committee's oversight role are delineated in the Audit Committee Charter.

         The Board of Directors has determined that each member of the Audit Committee is independent pursuant to Rule 121A of the AMEX Company Guide. The Board of Directors has determined that Mr. Sachs and Mr. Haskell each qualify as a "financial expert" as that term is defined in rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002.

         During the fiscal year ended December 31, 2006, our Audit Committee held 18 meetings and took no actions by unanimous written consent.

         The Compensation Committee
         --------------------------

         The Compensation Committee's primary objectives include making recommendations to the Board of Directors regarding the compensation of our directors, executive officers, non-officer employees and consultants and administering our employee stock option plans.

         The Board of Directors has determined that each member of the Compensation Committee is independent pursuant to Rule 121A of the AMEX Company Guide.

         During the fiscal year ended December 31, 2006, our Compensation Committee held nine meetings and took no actions by unanimous written consent.

         The Governance & Nominating Committee
         -------------------------------------

         The primary objectives of our Governance & Nominating Committee include: (1) assisting the Board by identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next Annual Meeting of Shareholders; (2) overseeing the governance of the corporation including recommending to the Board Corporate Governance Guidelines; (3) leading the Board in its annual review of the Board's performance; and (4) recommending to the Board director nominees for each Board Committee.

         The Board of Directors has determined that each member of the Governance & Nominating Committee is independent pursuant to Rule 121A of the AMEX Company Guide.

         During the fiscal year ended December 31, 2006, our Governance & Nominating Committee held nine meetings and took no actions by unanimous written consent.


Compensation Committee Interlocks and Insider Participation

         The  Compensation   Committee  is  comprised  entirely  of  independent
directors.

                              DIRECTOR COMPENSATION

Board Retainer Fees

         For the year ended December 31, 2006, each of our non-employee directors received a $20,000 fee for his service on the Board of Directors. The Chairpersons of our Governance & Nominating Committee, Compensation Committee and Audit Committee also received an additional annual fee of $2,000, $4,000 and $6,000, respectively, for service in 2006.

Meeting Fees

         In addition, each of our non-employee directors received $1,500 per meeting of the Board of Directors attended in person, together with reimbursement of travel expenses. Non-employee directors received $750 for each board meeting attended telephonically. Members of the Board committees received $1,000 for each meeting of a Board committee attended in person and $500 for each meeting of a Board Committee attended telephonically.

Stock and Option Awards

         In 2006, two new members were appointed to our Board of Directors, Mr. Florman and Mr. Shields. Each received 30,000 restricted shares of our Common Stock and options to purchase 25,000 shares of our common stock. Both the restricted shares and the options are scheduled to vest in full on the one-year anniversary of each such director's date of appointment to the Board.

Expense Reimbursement

         We reimburse all directors for their expenses in connection with their activities as members of our Board of Directors.

Employee Directors

         Currently, one of our directors is also an employee of the Company and does not receive additional compensation for his services as a director. We are a party to an employment agreement with Michael M. Earley as further described in the section of this Proxy Statement entitled "Employment Agreements."

         Ms. Debra A. Finnel, who served as our President and Chief Operating Officer and as a director until the termination of her employment on April 9, 2007, did not receive any additional compensation for her services as a director. We are a party to a separation agreement with Ms. Finnel as further described in the section of the Proxy Statement entitled "Severance Agreements."

Director Summary Compensation Table

         The table below summarizes the compensation we paid to non-employee directors for the fiscal year ended December 31, 2006.

                                           Fees Earned or
                                            Paid in Cash       Stock Awards       Option Awards          Total
Name(1)                                          ($)              ($)(2)             ($)(3)               ($)
----------------------------------------- ------------------ ------------------ ------------------ ------------------
David A. Florman                               35,750             48,825             12,668             97,243
Martin W. Harrison, M.D.                       56,000                0               14,804             70,804
Eric Haskell, CPA                              55,250                0               14,804             70,054
Karl M. Sachs, CPA                             57,500                0               14,804             72,304
Robert E. Shields                              29,000             39,600              9,736             78,336
Barry T. Zeman                                 52,500                0               14,804             67,304


-----------------------------------------
(1) Michael M. Earley, our President and Chief Executive Officer, is not included in this table since he is an employee and receives no additional compensation for his services as a director. The compensation received by Mr. Earley as an employee of the Company is described in the Summary Compensation Table that appears later in this Proxy Statement.

(2) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R).

(3) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R).

                             EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

General Philosophy

         We compensate our senior management team through a combination of cash compensation in the form of base salary and cash incentive compensation and equity compensation awards, each of which designed (i) to be competitive with peer companies in our industry and geographic area, (ii) to attract, retain, incent and reward talented executives who we believe can contribute to our growth and success, and/or (iii) to align executives' interests with the long-term interests of our shareholders.

         To determine compensation, we first establish a target overall cash compensation figure for each member of our senior management team and allocate this target amount among base salary and cash incentive compensation. We simultaneously determine whether and to what extent we believe equity compensation awards are appropriate in a given year taking into consideration, among other things, the level of grants made in prior years and whether we believe such prior grants continue to provide sufficient motivation and equity incentive to our executives.

         For our most senior executive officers, including our "named executive officers" listed in the Summary Compensation Table, we have designed our cash incentive compensation program predominantly to reward the achievement of company-wide performance goals by tying awards to, among other things, (1) our operating results, (2) our success in diversifying, expanding and broadening our core business, (3) our relative competitive success and (4) our success in increasing shareholder value (collectively, the "Corporate Objectives"). The amount allocated to each of the foregoing factors varies from executive to executive and is subjectively determined by the Compensation Committee and the Board of Directors.

Board Process for Determining Compensation

         Our Compensation Committee has responsibility for evaluating and administering our director, executive officer and consultant compensation plans and making recommendations to our Board of Directors with respect thereto, including with respect to the compensation of our Chief Executive Officer. The Compensation Committee is also responsible for annually reviewing and making recommendations to the Board with respect to the compensation, including individual base salaries, cash incentives and equity compensation grants of the other named executive officers. In recommending salaries for the named executive officers other than the Chief Executive Officer, the Compensation Committee consults with the Chief Executive Officer and, when it deems appropriate, other appropriate advisors.

Use of Employment Agreements

         We believe that employment agreements provide us with a mechanism to assist in the retention of our executive officers and provide us with competitive protections through provisions restricting these officers, for a period of time, from commencing employment with a competitor within our service area or soliciting our employees or customers. We believe these agreements provide our officers with security upon their termination without cause or upon a change of control of the company. We are a party to employment agreements with Michael M. Earley, our Chairman and Chief Executive Officer, Robert J. Sabo, our Chief Financial Officer, Roberto L. Palenzuela, our General Counsel and Secretary and Dr. Jose Guethon, the President of our Provider Service Network (the "PSN") (collectively, the "NEO Employment Agreements"). Our former Chief Financial Officer, David S. Gartner, was a party to an employment agreement prior to the termination of his employment in October 2006. Our former President and Chief Operating Officer, Debra A. Finnel, was party to an employment agreement prior to the termination of her employment in April 2007. See the Section below entitled "Summary of Employment Agreements" and "Severance Agreements" for a description of the material terms of the NEO Employment Agreements and the severance agreements with Mr. Gartner and Ms. Finnel.

The Elements of Our Executive Compensation Program

         The elements of our executive compensation program are as follows:

         o  cash compensation in the form of base salary;

         o cash compensation in the form of incentive compensation (i.e. performance-based bonuses); and

         o  equity-based awards.

         In addition, as discussed above, the NEO Employment Agreements provide for potential payments upon termination of employment for a variety of reasons, including a change in control of our company. Each of these elements are discussed below.

         Pursuant to our executive compensation program for fiscal 2006, the allocation of compensation among base salary and performance-based bonus was relatively consistent among our named executive officers, with base salary generally comprising between 49% and 71% of a named executive officer's total compensation package for 2006 and the target bonus generally comprising between 29% and 32% of a named executive officer's total compensation package for 2006. As discussed below, except for an initial grant to Mr. Sabo upon the commencement of his employment, we did not award any equity-based compensation in 2006. In allocating executive compensation among these elements, we believe that the compensation of our senior-most management team- the persons having the greatest ability to influence our performance - should have a large performance based component.

Base Salaries

         We include base salary as part of executive compensation because we want to provide our executive officers with a level of assured cash compensation that facilitates an appropriate lifestyle in light of their professional status and accomplishments.

         Each named executive officer's employment agreement specifies a minimum level of base salary. The Board of Directors, however, may, in its discretion, set each executive's salary at any higher level that it deems appropriate. Accordingly, the Compensation Committee generally evaluates and sets the base salaries for our named executive officers annually. Changes in each officer's base salary on an annual basis depend upon the Compensation Committee's and the Board's assessment of company and individual performance. For 2006, the Compensation Committee set each named executive officer's base salary as follows:

Name                                                         2006 Base Salary
                                                                    ($)
----------------------------------------------------        --------------------
Michel M. Earley                                                        300,000
Debra A. Finnel(1)                                                      300,000
Robert J. Sabo (2)                                                      250,000
David S. Gartner (3)                                                    203,300
Roberto L. Palenzuela                                                   203,300
Jose A. Guethon, M.D.                                                   275,000

---------------------------------------------------

 (1) Ms. Finnel's employment with us was terminated on April 9, 2007. However, in accordance with her Separation Agreement, dated April 9, 2007, Ms. Finnel will continue to receive her base salary for twelve months following the Separation Date.

(2) Mr. Sabo commenced his employment with us in November 2006 and, accordingly, he received approximately $26,900 in base salary during the 2006 fiscal year.

(3) Mr. Gartner resigned effective October 16, 2006 (the "Separation Date"). However, in accordance with his Transition and Severance agreement, dated August 18, 2006, Mr. Gartner will continue to receive his base salary for 15 months following the Separation Date.

         The base salary of each of our named executive officers in 2006 was materially the same as such officer's base salary in 2005, except for inflation related adjustments and with the exception of the salary of Dr. Guethon who was promoted to his current position of President of the PSN in 2006. In connection with this promotion, Dr. Guethon's base salary was raised from $250,000 to $275,000, upon the recommendation of our Chief Executive Officer and in light his relative importance in the organization and the additional responsibilities he was being asked to perform in connection with his new job position.


         In addition, in November 2006, we hired Mr. Sabo to serve as our Chief Financial Officer. In determining his compensation package, we considered both the information in the Watson Study as well as his prior experience. His base salary for his period of service in 2006 was set at $26,900 (approximately
$250,000 per annum). In addition, he was entitled to participate in our executive bonus plan in 2006 on a pro rated basis. In connection with the commencement of his employment with us, we granted him options to purchase 200,000 shares of our Common Stock. In accordance with our stock option grant policies, the exercise price of the options was set at the closing price of our Common Stock on the AMEX on the day immediately preceding his start date. The options are scheduled to vest ratably over a four year period.

         To assist us establish base salaries for fiscal 2005 for our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Vice Presidents and other key members of senior management, in 2004, we engaged Watson Wyatt & Co. ("Watson"), a nationally recognized consulting firm, to perform a study (the "Watson Study") of the compensation of these individuals as compared to compensation of persons serving in similar positions at 13 comparable companies (the "Peer Group"), including:



o        Continucare Corporation          o        Wellcare Health Plans, Inc.   o        Molina Healthcare, Inc.
o        Centene Corporation              o        Pediatrix Medical   Group,    o        Pediatric Services of
                                                                                          Inc. America, Inc.
o        Vistacare, Inc.                  o        Horizon Health Corporation    o        American Healthways, Inc.
o        Amedisys, Inc.                   o        Safeguard Health              o        Integramed America, Inc.
                                                   Enterprises, Inc.
o        Comprehensive Care Corporation


         The companies included as part of the Peer Group are either direct competitors of ours in our markets, managed care companies headquartered in similar areas to our markets, or companies, which at the time of the Watson Study, had market capitalization comparable to ours and who were perceived to recruit executives with similar skills and background to our management team.


         To determine base salaries for 2005, our Compensation Committee used "benchmark" comparisons to the Peer Group to establish points of reference to determine whether and to what extent we are providing competitive levels of salary for our executives.

         For 2005, the median results of the Peer Group benchmark comparisons were the starting point of the analysis of base salary for each of the named executive officers. However, the Compensation Committee also analyzed a number of other factors in determining appropriate salary levels, including, but not limited to:

         o the reported base salaries being paid by our perceived most comparable competitor, Continucare Corporation;

         o the reported base salaries being paid by the other Peer Group companies that were closest to our size and characteristics;

         o the relative experience and skills of the subject named executive officer;

         o  the  level  of  responsibilities   assigned  to  the  subject  named
            executive officer;

         o his or her historical performance in light of the Corporate Objectives; and

         o our operating performance to date during his or her tenure as with us.

         In order to assist the Compensation Committee determine recommendations for 2007 compensation, we have engaged Watson to perform an updated study of the competitiveness of the compensation of our senior management team, including our named executive officers. As of the date of this proxy statement, the Compensation Committee has not yet established its recommendations for 2007 compensation.

         Assuming target performance levels are met, the amount of cash compensation that we provide in the form of base salary generally is used as a measure for the amount of annual cash incentive under our executive bonus plan, which is described below.

Cash Incentive Compensation

         Our executive bonus plan is a performance-based cash incentive plan designed to promote our interests and the interests of our shareholders by providing employees with financial rewards upon achievement of specified business objectives, as well as helping us attract and retain key employees. Under this plan, additional cash is payable to our named executive officers based upon the degree that, the performance goals recommended by the Compensation Committee and approved by the Board generally during the first half of the fiscal year are met. While satisfaction of performance goals are the primary consideration in determining bonuses, we also recognize individual contributions as well as other considerations and have used, and will continue to use, these other measurers in considering bonus awards. The amount of cash incentive compensation earned by our named executive officers in 2006 is set forth in the "Non-Equity Incentive Plan Compensation" column of the 2006 Summary Compensation Table. We anticipate that these amounts will be paid in May 2007.

         For 2006, the target annual cash incentive compensation for each of the named executive officers was 42% of base salary, although actual cash incentive compensation payable under our executive bonus plan to each named executive officer could have been as high as 80% of base salary or as low as zero depending on satisfaction of the Performance Goals.

         In 2006, we established a threshold goal of year-end income after allocated overhead and before income taxes for our PSN segment. Approximately 82% of the target income must have been realized in 2006 before we paid any annual incentive compensation, which target we did achieve in 2006. Subject to the foregoing sentence, the performance goals are weighted so that the recipient can receive part of an award in the event that some, but not all, of the target results are achieved. We do not believe in an "all-or-nothing" approach.

         For 2006, the Compensation Committee recommended and the Board established performance goals for each of our named executive officers. The Chief Executive Officer also approved the goals of our other named executive officers. Each of our named executive officers was assigned the same types of performance goals in 2006 with respect to the following measures of operating performance (the "Performance Goals"). Each Performance Goal was assigned the weight indicated in the table below. For each type of Performance Goal, we established minimum and target numbers. Assuming the target numbers were reached for each Performance Goal, the annual cash incentive compensation for each of the named executive officers would equal the target of 42% of their respective base salaries.


Performance Goal Types                                                                         Assigned Weight of
                                                                                             Performance Goal Type

PSN segment's year-end gain after allocated overhead and before income taxes                         26.7%

Ratio of total  medical  expenses to revenue for our PSN  business at fiscal year                    26.7%
end

Aggregate of the HMO's membership for each month during the fiscal year                              26.7%

Average  level of  achievement  by vice  presidents  and senior  vice  presidents                     20%
reporting  to the named  executive  officers  of  certain  individual  objectives established  by the  Compensation  Committee  for each vice  president and senior vice president

Year end membership level of the HMO                                                                   5%


         At its April 2007 meeting, the Compensation Committee reviewed each named executive's achievement of these Performance Goals during 2006 and approved cash incentive compensation under our executive bonus plan. Each of our named executive officers achieved between 63% and 65% of the Performance Goals and earned cash incentive compensation equal to between 27% and 41% of his or her 2006 base salary.


         Our Chief Executive Officer elected to forgo his receipt of the $81,000 bonus amount earned by him under the executive bonus plan in 2006.

Equity Compensation

         The primary form of equity compensation that we have awarded to date consist of non-qualified stock options, which we believe provides a strong motivation to our executives to continue to seek growth in our business. We are currently assessing the desirability of utilizing restricted stock grants in addition to option grants. Grants of restricted stock are increasingly becoming a trend in our industry and we believe that this type of award may provide an equally motivating form of incentive compensation while permitting us to issue fewer shares, thereby reducing potential dilution of our shareholders.

         In determining the size of stock option grants to named executives, the Committee considers similar awards to individuals holding comparable positions in our Peer Group, our operating results and performance, individual performance against the individual's objectives, as well as the allocation of overall share usage attributed to executives and the total number of shares issued in the grant relative to our outstanding shares. We do not place particular emphasis on any one factor but rather analyze the appropriateness of rewarding equity compensation in light of each of these considerations.

         Options are generally granted pursuant to our Omnibus Equity Compensation Plan. Our stock options generally vest ratably on an annual basis over a three or four year service period and expire after a ten year term. The exercise price for option grants is based on the closing price of our Common Stock on the date of the grant. Stock options only have compensatory value if the market price of the common stock increases after the grant date.

         With the exception of options granted in connection with significant promotions and new hires, we generally make equity awards at the first meeting of the Compensation Committee and the Board of Directors following the availability of our financial results for the prior year.

         In 2006, we did not grant any stock options to our named executive officers, other than options granted to Mr. Sabo in connection with the commencement of his employment with us. In making this determination, we believed that, in light of the significant option grants to the named executive officers in the two preceding fiscal years, our named executive officers' interests were substantially aligned with the long-term interests of our shareholders and such prior grants continued to provide ample financial motivation to our named executive officers.

         In the past, we also have granted restricted stock to certain of our senior management team in lieu of a portion of cash incentive compensation described in the preceding section. We determine the fair market value of our Common Stock based on the closing price of our Common Stock the day prior to the grant date. We then reduce the cash bonus award earned by the fair value of the restricted shares granted. The recipient of the restricted shares is generally required to remain employed with us for two years following the grant date as a condition to the vesting of the restricted shares. The Company does not currently anticipate continuing the practice of issuing equity in lieu of payment of a portion of cash bonus in the future.

Severance Benefits and Change in Control Payments

         Pursuant to our NEO Employment Agreements, our named executive officers are entitled to receive certain severance payments upon their death, disability, termination without cause, resignation for good reason and upon a change in control of the Company. These benefits are designed to promote stability and continuity of senior management as well as to recognize the potential difficulty for such individuals to locate comparable employment within a short period of time. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading "Potential Payments Upon Termination of Change-In-Control."

Retirement Plan

         The Metropolitan Health Networks 401(k) Plan (the "401(k) Plan") is a tax qualified employee savings and retirement plan covering our eligible employees, including our named executive officers. At our discretion, we may make a matching contribution and a non-elective contribution to the 401(k) Plan. The rights of the participants in the 401(k) Plan to our contributions do not fully vest until such time as the participant has been employed by us for three years. In 2006, we made full matching contributions to our named executive officers.

Perquisites and Other Benefits

         We provide our named executive officers with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program to better enable the Company to attract and retain talented employees for key positions. We periodically review the levels of perquisites and other personal benefits provided to named executive officers.

         The named executive officers are each provided automobile allowances and cell phone allowances. We believe these allowances enable our executives to be available to customers and employees at all times. In addition, we reimburse our Chief Executive Officer for the cost of health insurance for a non-employee.

         The named executive officers also participate in our medical, dental and life insurance plans to the same extent as our other employees. Upon relocation, key executive officers may receive, at the discretion of the Board of Directors, a relocation allowance in amounts individually negotiated at the time of relocation.

Compensation Committee Report

         Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                                             THE COMPENSATION COMMITTEE

                                                       Eric Haskell
                                                       Martin W. Harrison
                                                       Karl M. Sachs
                                                       Robert E. Shields
Summary Compensation Table

         The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006.

         Mr. Gartner left his employment with us in 2006 and the amounts listed below in column (i) include amounts paid pursuant to severance arrangements between us and Mr. Gartner.


                                                                         Non-Equity
                                                                         Incentive
                                                         Option             Plan              All Other
Name and Principal             Fiscal       Salary       Awards         Compensation         Compensation
Position                        Year          ($)         (3) ($)           ($)                ($) (4)           Total ($)
--------------------------    ----------   ----------    ----------    ---------------      ---------------    ---------------
Michael M. Earley                  2006      300,000        99,800                  -  (5)          21,897            421,697
    Chairman & Chief
    Executive Officer
Debra A. Finnel                    2006      300,000       199,500             76,695               22,100            598,295
    President & Chief
    Operating Officer
Robert J. Sabo (1)                 2006       26,900        10,400             11,000                6,300             54,550
    Chief Financial
    Officer
David S. Gartner (2)               2006      196,500        67,100                  -              219,000            482,600
    Chief Financial
    Officer
Roberto L. Palenzuela              2006      203,300        32,200             55,000               16,000            306,500
    Secretary & General
    Counsel
Jose A. Guethon                    2006      267,600        99,700             74,000                6,200            447,500
    President, PSN


--------------------------
(1) Mr. Sabo began serving as our Chief Financial Officer in November 2006.

(2) Mr. Gartner resigned as Chief Financial Officer in October 2006 in accordance with the terms of the Transition and Severance Agreement we entered into with him on August 18, 2006.

(3) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R). Information regarding the stock options granted to our named executive officers during 2006 is set forth in the 2006 Grants of Plan-Based Awards Table. The 2006 Grants of Plan-Based Awards Table also sets forth the aggregate grant date fair value of the stock options granted during 2006 computed in accordance with FAS 123R.

(4) "All Other Compensation" for each of the named executive officers is comprised of the following components:


                                                     Long-Tem
                                       Cellular  Disability/Life   401(k)       Accrued
                        Automobile       Phone       Insurance    Matching     Severance      Housing
                        Allowance      Allowance     Premiums      Amounts      Payments     Benefits       Other         Total
                      --------------- ------------ -------------- ----------- ------------- ------------ ------------- ------------
Michael M. Earley            $10,200       $3,000         $1,500      $4,500             -            -        $2,697      $21,897
Debra A. Finnel               18,600         3000              -         500             -            -                     22,100
Robert J. Sabo                 1,200          400              -           -             -       $4,700                      6,300
David S. Gartner               5,500        1,000          1,500       3,300       207,700            -                    219,000
Roberto L. Palenzuela          6,600        1,200          1,500       3,000             -            -         3,700       16,000
Jose A. Guethon                1,400        1,200          1,500       2,100             -            -                      6,200


(5) Mr. Earley elected to forgo the entire amount of non-equity incentive plan compensation earned by him in 2006.

2006 Grants of Plan Based Awards

         The following table sets forth information regarding the grants of annual cash incentive compensation and stock options during 2006 to our named executive officers.


                                           Estimated Possible Payouts Under
                                         Non-Equity Incentive Plan Awards (1)
                                        ----------------------------------------
                                                                                    All Other
                                                                                     Option
                                                                                     Awards:                            Grant Date
                                                                                    Number of         Exercise          Fair Value
                                                                                    Securities        Price of          of Option
                                        Threshold        Target       Maximum       Underling       Option Awards         Awards
Name                     Grant Date        ($)            ($)            ($)       Options (#)           ($)              ($)(2)
----------------------- -------------   -----------    -----------    ----------  ---------------   ---------------    -------------
Michael M. Earley           n/a          $66,000        $126,000      $240,000          -                n/a               n/a

Debra A. Finnel             n/a          $66,000        $126,000      $240,000          -                n/a               n/a

Robert J. Sabo           11/15/2006       $9,000        $17,500        $33,000     200,000 (3)           2.19            $171,750

David S. Gartner            n/a          $45,000        $85,000       $163,000                           n/a               n/a

Roberto L. Palenzuela       n/a          $45,000        $85,000       $163,000          -                n/a               n/a

Jose A. Guethon             n/a          $61,000        $116,000      $220,000          -                n/a               n/a


-----------------------

(1) The amounts set forth in these columns reflect the annual cash incentive compensation amounts that potentially could have been earned during 2006 based upon the achievement of performance goals under our Executive Bonus Plan. The amounts of annual cash incentive compensation earned in 2006 by our named executives under our Executive Bonus Plan have been determined and will be paid in May 2007. The amounts paid are included in the "Non-Equity Incentive Plan Compensation" column of the 2006 Summary Compensation Table.

(2) The dollar value of stock options disclosed in this column are equal to the aggregate grant date fair value computed in accordance with FAS 123R, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 13 of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(3) The options are scheduled to vest in four equal installments on November 15, 2007, November 15, 2008, November 15, 2009 and November 15, 2010.


Salaries

         Salaries paid to our named executives are set forth in the 2006 Summary Compensation Table. For 2006, salaries paid to our named executives officers accounted for the following percentages of their total compensation: Mr. Earley (55%), Ms. Finnel (34%), Mr. Sabo (49%), Mr. Gartner (33%), Mr. Palenzuela (66%) and Mr. Guethon (60%).

Non-equity Incentive Plan Compensation

         The non-equity incentive plan compensation set forth in the tables above reflects annual cash incentive compensation under our Executive Bonus Plan. Annual cash incentive compensation is earned based upon a formula that takes into account our attainment of certain performance goals and the achievement by vice presidents and senior vice presidents of certain individual objectives. The components of the Executive Bonus Plan are discussed in greater detail under the heading "Compensation Discussion & Analysis."

         The threshold, target and maximum amounts set forth in the 2006 Grants of Plan-Based Awards Table correspond to the named executive achieving an average of 55%, 105% and 200% of his or her performance goals and individual objectives, respectively.

         Amounts paid to our named executives under the Executive Bonus Plan are set forth in the 2006 Summary Compensation Table. For 2006, payments pursuant to the Executive Bonus Plan to our named executives officers accounted for the following percentages of their total compensation: Mr. Earley (15%), Ms. Finnel 9%), Mr. Sabo (20%), Mr. Gartner (-0-%), Mr. Palenzuela (18%) and Mr. Guethon (17%).

Stock Options

         We grant stock options pursuant to our Omnibus Equity Compensation Plan. The option exercise price is equal to the closing price of our common stock on the American Stock Exchange on the date options are granted. Our stock options generally vest at the rate of one-fourth per year and have a term of ten years. Stock options are not transferable other than by will or the laws of descent and distribution.

         In 2006, we did not grant options to any of our named executive officers, other than Mr. Sabo, who commenced his employment with us in November 2006.

         In August 2006, we entered into a transition and severance agreement with Mr. Gartner, our Chief Financial Officer until October 16, 2006 (the "Separation Date"). Pursuant to this agreement, the vesting on all outstanding and unvested stock options granted to Mr. Gartner under our Omnibus Equity Compensation Plan immediately accelerated as of the Separation Date and Mr. Gartner was entitled to exercise any or all of his stock options during a three month period following the Separation Date.

Employment Agreements

         We are a party to employment agreements with Mr. Earley, Mr. Sabo, Mr. Palenzuela and Dr. Guethon. We are also party to a transition and severance agreement with Mr. Gartner and a separation agreement with Ms. Finnel.

         In 2004, we entered into an employment agreement with Mr. Earley, our Chairman and Executive Officer, which agreement was amended and restated effective January 3, 2005. Our employment agreement with Mr. Earley is subject to automatic renewal on January 3 of each year for successive one year terms, unless earlier terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $300,000 to be reviewed annually. Our Board of Directors may, in its sole discretion, increase Mr. Earley's salary and award bonuses and options to Mr. Earley at any time. The agreement also provides for an automobile allowance in the amount of $800 per month, a telephone allowance in the amount of $250 per month, vacation, participation in all benefit plans offered by us to our executives and the reimbursement of reasonable business expenses. The agreement also contains non-disclosure, non-solicitation and non-compete restrictions. The non-solicitation and non-compete restrictions survive for a period of two years and one year, respectively, following the date of the termination of Mr. Earley's employment with the Company. Either party may terminate the contract at any time.

         Effective November 16, 2006, we entered into an employment agreement with Mr. Sabo, our Chief Financial Officer. This agreement has an initial term of one year and is automatically renewable for successive one-year terms, unless terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $250,000 to be reviewed at least annually. Our Board of Directors may, in its sole discretion, increase Mr. Sabo salary and award bonuses and options to Mr. Sabo at any time. The agreement also provides for an automobile allowance in the amount of $800 per month, a telephone allowance in the amount of $250 per month, vacation, participation in all benefit plans offered by us to our executives and the reimbursement of reasonable business expenses. The agreement also contains non-disclosure, non-solicitation and non-compete restrictions. The non-solicitation and non-compete restrictions survive for a period of two years and one year, respectively, following the date of the termination of Mr. Sabo's employment with the Company. Either party may terminate the contract at any time.

         In 2004, we entered into an employment agreement with Mr. Palenzuela, our General Counsel and Secretary, which agreement was amended and restated effective January 3, 2005. Our employment agreement with Mr. Palenzuela is subject to automatic renewal on January 3 of each year for successive one year terms, unless earlier terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $190,000 to be reviewed annually. Our Board of Directors may, in its sole discretion, increase Mr. Palenzuela's salary and award bonuses and options to Mr. Palenzuela at any time. The agreement also provides for an automobile allowance in the amount of $500 per month, a telephone allowance in the amount of $100 per month, vacation, participation in all benefit plans offered by us to our executives and the reimbursement of reasonable business expenses. The agreement also contains non-disclosure, non-solicitation and non-compete restrictions. The non-solicitation and non-compete restrictions survive for a period of two years and one year, respectively, following the date of the termination of Mr. Palenzuela's employment with the Company. Either party may terminate the agreement at any time.

         Effective February 1, 2005, Dr. Guethon entered into an employment agreement with Metcare of Florida, Inc., our wholly-owned subsidiary. The employment agreement with Dr. Guethon is subject to automatic renewal on February 1 of each year for successive one year terms, unless earlier terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $250,000 to be reviewed annually. Our Board of Directors may, in its sole discretion, increase Dr. Guethon's salary and award bonuses and options to Dr. Guethon at any time. The agreement also provides for a telephone allowance in the amount of $100 per month, vacation, participation in all benefit plans offered by us to our executives and the reimbursement of reasonable business expenses. The agreement also contains non-disclosure, non-solicitation and non-compete restrictions. The non-solicitation and non-compete restrictions survive for a period of two years and one year, respectively, following the date of termination of Dr. Guethon's employment with Metcare of Florida. Either party may terminate the agreement at any time.

         In the event that any one of Mr. Earley, Mr. Sabo, Mr. Palenzuela or Dr. Guethon (i) is terminated by us without cause, (ii) dies or becomes disabled, (iii) terminates his or her employment because he or she has been assigned duties inconsistent with his or her position or because his or her duties and responsibilities have been diminished or because of our breach of the agreement or because he or she has been reassigned to a location outside of the area for which he or she was hired, he or she will be entitled to reimbursement of all unreimbursed expenses incurred prior to the date of termination, payment of unused vacation days and payment of his or her then annual base salary and benefits for a period of one year following the termination.

         If there is a change of control of the Company (as such term is defined in the agreements), each of Mr. Earley, Mr. Sabo, Mr. Palenzuela and Dr. Guethon will be entitled to reimbursement of all unreimbursed expenses incurred prior to the date of termination, payment of unused vacation days, a single lump sum payment of an amount equal to his or her then annual base salary plus bonuses payable, the value of annual fringe benefits paid to him or her in the year preceding the year of termination, and the value of the portion of his or her benefits under any deferred compensation plan which are forfeited for reason of the termination.

Severance Agreements

         On August 18, 2006, we entered into a transition and severance agreement (the "Transition Agreement") with David S. Gartner, who served as our Chief Financial Officer until October 16, 2006 (the "Separation Date"). Under the terms of the Transition Agreement, we and Mr. Gartner agreed to terminate our employment relationship and provide for an orderly CFO succession. This termination of the employment relationship did not involve any disagreements between us and Mr. Gartner. Under the Transition Agreement, we agreed, among other things, to provide Mr. Gartner with his base salary and to allow him to participate in certain of our benefit programs for fifteen months following the Separation Date. Under the Transition Agreement, Mr. Gartner has agreed to be bound by restrictive covenants regarding, among others things, non-competition with us for a one year period, non-solicitation of our employees for a two-year period and confidentiality. Mr. Gartner has also provided a general release of claims in favor of us and parties related to us.

         On April 9, 2007, we entered into a separation agreement (the "Separation Agreement") with Debra A. Finnel, who served as our President and Chief Operating Officer until April 9, 2007 (the "Finnel Separation Date"). Under the terms of the Separation Agreement, we and Ms. Finnel agreed to terminate our employment relationship and Ms. Finnel was deemed to have resigned from our Board of Directors. The termination of these relationships did not involve any disagreements between us and Ms. Finnel. Under the Separation Agreement, we agreed, among other things, to provide Ms. Finnel with her base salary, to allow her to participate in certain of our benefit programs and to provide her with an automobile and mobile phone allowance for twelve months following the Finnel Separation Date. Under the Separation Agreement, Ms. Finnel has agreed to be bound by restrictive covenants regarding, among others things, non-competition with us for a one year period, non-solicitation of our employees for a two-year period and confidentiality. Ms. Finnel has also provided a general release of claims in favor of us and parties related to us.

Additional Information.

         We have provided additional information regarding the compensation we pay to our named executive officers under the heading "Compensation Discussion & Analysis."

Outstanding Equity Awards at December 31, 2006

         The following table sets forth information regarding the number of shares of unexercised stock options outstanding on December 31, 2006 for each of our named executive officers. None of our named executive officers hold restricted shares of our common stock.


                                                                   Option Awards
                               ---------------------------------------------------------------------------------------
                                  Number of Securities Underlying       Equity
                                       Unexercised Options             Incentive
                                              (#)                     Plan Awards:
                               ----------------------------------
                                                                       Number of
                                                                       Securities
                                                                       Underlying
                                                                      Unexercised         Option            Option
                                                                        Unearned         Exercise         Expiration
Name                            Exercisable       Unexercisable        Options (#)         Price             Date
                               --------------     ---------------     -------------    --------------    -------------
Michael M. Earley                 116,667              -0-                 -               $0.35           12/31/08
                                  116,667              -0-                 -               $0.35           12/31/09
                                  116,666              -0-                 -               $0.35           12/31/10
                                  200,000            200,000      (1)      -               $1.83           11/05/14
Debra A. Finnel                   50,000               -0-                 -               $0.50           10/08/07
                                  100,000              -0-                 -               $1.00           01/01/08
                                  100,000              -0-                 -               $1.00           01/01/09
                                  340,600              -0-                 -               $0.35           09/22/08
                                  400,000     (2)    400,000      (2)      -               $1.83           11/05/14
Robert J. Sabo                      -0-              200,000      (3)      -               $2.19           11/15/16
David S. Gartner (4)              180,000              -0-                 -               $0.35           09/22/08
Roberto L. Palenzuela             50,000               -0-                 -               $0.67           03/08/10
                                  50,000               -0-                 -               $0.67           03/08/11
                                    -0-               50,000      (5)      -               $0.67           03/08/12
                                  50,000              50,000      (6)      -               $1.83           11/05/14
Jose A. Guethon                   16,000               -0-                                 $0.35           09/22/08
                                  50,000              50,000      (7)      -               $1.83           11/05/14
                                  50,000             150,000      (8)      -               $2.05           12/09/15


---------------------------
(1) 100,000 options scheduled to vest on each of November 5, 2007 and November 5, 2008.

(2) As of December 31, 2006, 200,000 options were scheduled to vest on each of November 5, 2007 and November 5, 2008. However, on April 9, 2007, Ms. Finnel's employment with us was terminated and the options immediately vested and became exercisable. In accordance with the terms of the agreement evidencing the grant of options to purchase 800,000 shares of our Common Stock, all of the options subject to the grant are now scheduled to expire on July 9, 2007.

(3) 50,000 options scheduled to vest on each of November 15, 2007, November 15, 2008, November 15, 2009 and November 15, 2010.

(4) Pursuant to the transition and severance agreement we entered into with Mr. Gartner in August 2006, the vesting on all outstanding and unvested stock options held by Mr. Gartner immediately accelerated as of October 16, 2006 and Mr. Gartner was entitled to exercise any or all of his stock options during a three month period following October 16, 2006. On December 13, 2007, Mr. Gartner exercised 150,000 options at an exercise price of $1.83.

(5) Options scheduled to vest on March 8, 2007.

(6) 25,000 options scheduled to vest on each of November 5, 2007 and November 5, 2008.

(7) 25,000 options scheduled to vest on each of November 5, 2007 and November 5, 2008.

(8) 50,000 options scheduled to vest on each of December 9, 2007, December 9, 2008 and December 9, 2009.

2006 Option Exercises

         The following table sets forth information regarding the number and value of stock options exercised during 2006 by our named executive officers.


                                                                                 Option Awards
                                                           -----------------------------------------------------------
Name                                                        Number of Shares Acquired on          Value Realized on
                                                                      Exercise                        Exercise
                                                                         (#)                           ($) (1)
--------------------------------------------------------   --------------------------------     ----------------------
Michael M. Earley                                                       20,000                          43,800
Debra A. Finnel                                                        150,000                         293,500
David S. Gartner                                                       150,000                         234,000


--------------------------------------------------------
(1) The value realized on the exercise of stock options is based on the difference between the exercise price and the closing price of our common stock on the AMEX on the date of exercise.

Pension Benefits

         We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, including our named executive officers.

         Nonqualified  Defined  Contribution  an  Other  Nonqualified   Deferred
Compensation Plans

         We do not have any defined contribution or plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change-In-Control.

         The tables below reflect the amount of compensation payable to each of the named executive officers in the event of termination of such executive's employment. The amount of compensation payable to each named executive officer pursuant to his or her employment agreement (i) upon termination for cause or resignation without good reason, (ii) upon termination without cause or resignation for good reason, (i) upon termination for cause or resignation without good reason, (iii) in the event of disability or death of the executive and (iv) upon termination following a change of control is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive's separation from the Company.

         Payments Made Upon Termination For Cause or Resignation Without Good Reason

         In the event a named executive officer is terminated for cause or resigns his or her employment without good reason, we are required pursuant to our employment agreements to:

         o pay the executive any unpaid base salary earned through the date of termination or resignation; and

         o reimburse the executive for reasonable business expenses incurred prior to the date of termination or resignation.

         Under our employment agreements, "cause" is defined to include (i) an action or omission of the executive which constitutes a willful and material breach of, or failure or refusal (other than by reason of disability) to perform his or her duties under the employment agreement, which is not cured within 15 days after notice thereof, (ii) fraud, embezzlement, misappropriation of funds or breach of trust in connection with his or her services under the employment agreement, (iii) conviction of a felony or any other crime which involves dishonesty or a breach of trust or (iv) gross negligence in connection with the performance of the executive's duties under the employment agreement, which is not cured within 15 days after notice thereof.

         Under or employment agreements, "good reason" is defined to include (i) the assignment to the executive of any duties or responsibilities inconsistent in any respect with the executive's position or a similar position in the Company or one of our subsidiaries, (ii) any other action by us which results in a substantial and compelling diminution of the executive's position, authority, duties or responsibilities, excluding an isolated, insubstantial and inadvertent action not taken in bad faith which we remedy within 15 days of notice by the executive or (iii) our breach of certain provisions of the employment agreement, other than an isolated, insubstantial and inadvertent failure not taken in bad faith which we remedy promptly after receipt of notice by the executive, (iii) our requiring the executive to be based at any office or location outside the area for which he or she was originally hired to work, except for travel reasonably required in the performance of his or her responsibilities. Any good faith determination of "good reason" made by our Board of Directors is conclusive pursuant to our employment agreements.

         Upon an executive's termination for cause or resignation without good reason, any options granted to such executive pursuant to our Omnibus Equity Compensation Plan (the "Omnibus Plan") and vested as of the date of termination or resignation will generally remain exercisable for a period of up to three months, although our Compensation Committee has the right to cancel or suspend the option if the executive is terminated for cause or the Compensation Committee determines that the executive is competing or has competed with us. Any unvested options granted pursuant to the Omnibus Plan will immediately terminate.

         Payments Made Upon Termination Without Cause, Resignation For Good Reason, Death or Disability

         In the event a named executive officer is terminated without cause, resigns his or her employment for good reason, dies or becomes disabled, we are required pursuant to our employment agreements to:

         o pay the executive (or his estate, as applicable) any unpaid base salary earned through the date of termination or resignation;

         o continue to pay the executive's base salary for a period of twelve months from the date of termination or resignation;

         o continue to allow the executive to participate in all benefit plans offered by us to our executives for a period of twelve months from the date of termination or resignation or, if participation in any such plan is not possible, pay the executive (or his estate, as applicable) cash equal to the value of the benefit that otherwise would have accrued for the executive's benefit under such plan for the period during which such benefits could not be provided under the plan;

         o reimburse the executive for reasonable business expenses incurred prior to the date of termination or resignation; and

         o pay the executive (or his estate, as applicable) for any unused vacation days.

         Upon an executive's resignation with good reason, any options granted to such executive pursuant to our Omnibus Plan and vested as of the date of resignation will generally remain exercisable for a period of up to three months and any unvested options granted pursuant to the Omnibus Plan will immediately terminate.

         Upon an executive's termination without cause, any options granted to such executive pursuant to our Omnibus Plan and vested as of the date of termination will generally remain exercisable for a period of up to three months. Any unvested options granted under the Omnibus Plan generally will become immediately exercisable and fully vested in accordance with their terms and exercisable for three months following the date of termination.

         Upon an executive's death or disability, any options granted to such executive pursuant to our Omnibus Plan and vested as of the date of termination will generally remain exercisable for a period of one year. Any unvested options granted under the Omnibus Plan generally will become immediately exercisable and fully vested in accordance with their terms and exercisable for one year following the date of termination.

         The following table shows amounts that would be payable upon each named executive officer's termination without cause, resignation with good reason, death or disability.


                                                   Early
                                                  Vesting of        Continuation         Unused
Name                            Severance           Stock           of Benefits         Vacation
                                Amount ($)       Options ($)            ($)             Days ($)          Total ($)
--------------------------     -------------     -------------     ---------------    --------------    --------------
Michael M. Earley                   300,000            79,100              11,000            23,100           413,200

Robert J. Sabo                      250,000           161,300              10,600             2,200           424,100

Roberto L. Palenzuela               203,300            20,800              17,000             8,000           249,100

Jose A. Guethon                     275,000           100,000               6,500             1,800           383,300


         Payments Made Upon Termination Following a Change in Control

         In the event that following a "change in control" of the Company (as defined below), a named executive officer is terminated without cause or resigns for good reason within one year of the event causing the "change in control", we are required pursuant to our employment agreements to:

         o pay the executive any unpaid base salary earned through the date of termination or resignation;

         o pay the executive a single lump sum payment of an amount equal to his or her then annual base salary plus bonuses payable, the value of annual fringe benefits paid to him or her in the year preceding the year of termination, and the value of the portion of his or her benefits under any deferred compensation plan which are forfeited for reason of the termination.

         o reimburse the executive for reasonable business expenses incurred prior to the date of termination or resignation; and

         o pay the executive (or his estate, as applicable) for any unused vacation days.

         Under the provisions of the Omnibus Plan, if a change in control of the Company occurs, our Compensation Committee, in its discretion, may provide that 50% of the Options held by any person then unexercised and outstanding will become fully vested and exercisable. Notwithstanding the foregoing, the percentage of outstanding options which may become fully vested and immediately exercisable may, in the Compensation Committee's discretion, be more than or less than 50%. In addition, the Compensation Committee may, in its discretion, provide that all outstanding options be cashed out on the date of the occurrence of the change in control (the "Occurrence Date") at the higher of (i) the highest price per share of common stock paid in any sale reported on a national exchange or quoted on the NASDAQ or the OTCBB and (ii) the highest purchase price paid or offered for a share of Common Stock in any transaction related to the change in control during the 60 day period preceding the Occurrence Date.

         The following table shows amounts that would be payable upon each named executive officer's termination following a change in control.


                                   Early          Vesting of           Annual            Unused
                                 Severance           Stock             Fringe           Vacation
Name                            Amount ($)        Options ($)       Benefits ($)        Days ($)          Total ($)
--------------------------     --------------    --------------     --------------    --------------    --------------
Michael M. Earley                    426,000            79,100             11,000            23,100           539,200

Robert J. Sabo                       267,500           161,300             10,600             2,200           441,600

Roberto L. Palenzuela                288,300            20,800             17,000             8,000           334,100

Jose A. Guethon                      391,000           100,000              6,500             1,800           499,300


                               SECURITY OWNERSHIP

Security Ownership of Directors and Executive Officers

         The following table sets forth the beneficial ownership(1) of our Common Stock as of April 13, 2007, for each of our directors, named executive officers and by all of our directors and executive officers as a group.


                                                                    Options
                                                                   Currently              Total
                                                                 Exercisable or           Common
                                                                  Exercisable           Stock and
                                                                 within 60 days           Common         Percentage
                                           Common Stock          for Shares of         Stock Based        of Class
Name                                            (#)               Common Stock           Holdings          (%) (2)
--------------------------------------    ----------------      -----------------      -------------    --------------
Michael M. Earley                                  79,899                550,000  (3)       629,899               1.3
Debra A. Finnel                                   107,459              1,400,000  (4)     1,507,459               3.0
Roberto J. Sabo                                       -0-                    -0-  (5)           -0-                 *
David S. Gartner                                  146,348                180,000  (6)       326,348                 *
Roberto L. Palenzuela                               7,420                200,000  (7)       207,420                 *
Jose A. Guethon, M.D.                              34,000                116,000  (8)       150,000                 *
David A. Florman                                   30,000                 25,000  (9)        55,000                 *
Martin W. Harrison, M.D.                        4,367,169  (10)          120,000  (11)    4,487,169               8.9
Eric Haskell, CPA                                  40,333                 50,000  (12)       90,333                 *
Karl M. Sachs, CPA                                692,066                 50,000  (13)      742,066               1.5
Robert E. Shields                                  34,600  (14)           25,000  (15)       59,600                 *
Barry T. Zeman                                     49,264  (16)           50,000  (17)       99,264                 *
Directors and Executive Officers as             5,588,558              2,766,000          8,354,558              16.6
a group
     (12 persons)


--------------------------------------

* Represents less than 1% of the total number of shares of common stock outstanding.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 13, 2007 upon exercise of options, warrants and convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from April 13, 2007 have been exercised.

(2) Applicable percentage ownership is based on 50,270,964 shares of Common Stock outstanding as of April 13, 2007.

(3) Includes (i) 350,000 shares issuable upon the exercise of options at a price of $0.35 per share, expiring between December 2008 and December 2010 and (ii) 200,000 shares issuable upon the exercise of options at a price of $1.83 per share, expiring in November 2014. Does not include 200,000 shares issuable upon the exercise of options at a price of $1.83 per share that have not yet vested.

(4) Includes (i) 50,000 shares issuable upon the exercise of options at a price of $0.50 per share, expiring in October 2007, (ii) 200,000 shares issuable upon the exercise of options at a price of $1.00, expiring between January 2008 and January 2009, (iii) 350,000 shares issuable upon the exercise of options at a price of $0.35, expiring in September 2008, and (iv) 800,000 shares issuable upon the exercise of options at an exercise price of $1.83 per share, expiring in July 2007.

(5) Does not include 200,000 shares issuable upon the exercise of options at a price of $2.19 per share that have not yet vested.

(6) Includes 180,000 shares issuable upon the exercise of options at a price of $0.35 per share, expiring between December 2008 and December 2009.

(7) Includes (i) 150,000 shares issuable upon the exercise of options at a price of $0.67 per share, expiring between March 2010 and March 2012 and (ii) 50,000 shares issuable upon the exercise of options at a price of $1.83 per share, expiring in November 2014. Does not include 50,000 shares issuable upon the exercise of options at a price of $1.83 per share that have not yet vested.

(8) Includes (i) 16,000 shares issuable upon the exercise of options at an exercise price of $0.35 per share, expiring in September 2008, (ii) 50,000 shares issuable upon the exercise of options at an exercise price of $1.83 per share, expiring in November 2014, and (iii) 50,000 shares issuable upon the exercise of options at an exercise price of $2.05, expiring in December 2015. Does not include 50,000 shares issuable upon the exercise of options at an exercise price of $1.83 per share and 150,000 shares issuable upon the exercise of options at an exercise price of $2.05 per share.

(9) Includes 25,000 shares issuable upon the exercise of options at a price of $2.17.

(10) Includes 900,000 shares owned by H30, Inc., a corporation for which Dr. Harrison serves as a director.

(11) Includes (i) 70,000 shares issuable upon the exercise of options at a price of $0.70 per share, expiring in December 2008, (ii) 25,000 shares issuable upon the exercise of options at a price of $1.83 per share, expiring in November 2014 and (iii) 25,000 shares issuable upon the exercise of options at a price of $2.05 per share, expiring in December 2015.

(12) Includes (i) 25,000 shares issuable upon the exercise of options at a price of $1.83 per share, expiring in November 2014 and (ii) 25,000 shares issuable upon the exercise of options at a price of $2.05 per share, expiring in December 2015.

(13) Includes (i) 25,000 shares issuable upon the exercise of options at a price of $1.83 per share, expiring in November 2014 and (ii) 25,000 shares issuable upon the exercise of options at a price of $2.05 per share, expiring in December 2015.

(14) Includes 30,000 of restricted shares of common stock issued to Mr. Shields that are scheduled to vest on May 15, 2007.

(15) Includes 25,000 shares issuable upon the exercise of options at a price $1.98 per share that are scheduled to vest on May 15, 2007, expiring in May 2016.

(16) Includes (i) 7,114 shares held by Mr. Zeman's spouse and (ii) 13,200 shares held in Mr. Zeman's IRA.

(17) Includes (i) 25,000 shares issuable upon the exercise of options at a price of $1.83 per share, expiring in November 2014 and (ii) 25,000 shares issuable upon the exercise of options at a price of $2.05 per share, expiring in December 2015.


Security Ownership of Certain Beneficial Owners

         The following table sets forth, as to each beneficial owner(1) of more than five percent of our Common Stock, information regarding shares owned by each at April 13, 2007.


Name and Address of Beneficial Owner                                   Common Stock             Percentage of Class
                                                                            (#)                       (%) (2)
-------------------------------------------------------------    --------------------------    -----------------------
Pequot Capital Management                                                2,748,400                      5.5
     500 Nyala Farm Road
     Westport, CT 06880
Norman Pessin                                                            2,646,655                      5.3
     605 Third Avenue, 14th floor
     New York, NY 10158
Nicusa Capital Partners, L.P.                                            2,597,354                      5.2
     17 State Street, Suite 1650
     New York, NY 10004
Fundamental Management Corporation                                       2,530,000                      5.0
     8567 Coral Way, #138
     Miami, FL 33155


-------------------------------------------------------------

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 13, 2007 upon exercise of options, warrants and convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from April 13, 2007 have been exercised.

(2) Applicable percentage ownership is based on 50,270,964 shares of Common Stock outstanding as of April 13, 2007.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors and executive officers, and persons who own more than ten percent (10%) of the outstanding Common Stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish us with copies of all such reports they file.

         Based solely on our review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten (10%) percent beneficial owners have been complied with during the year ended December 31, 2006 and through the date hereof except for one late Form 3 filed by Dr. Guethon.

                                PERFORMANCE GRAPH

         The following graph depicts our cumulative total return for the last five fiscal years relative to the cumulative total returns of the NASDAQ Stock Market Index and a group of peer companies (the "Peer Group"). All indices shown in the graph have been reset to a base of $100 as of December 31, 2001 and assume an investment of $100 on that date and the reinvestment of dividends paid since that date.



                                     |GRAPH|

                      REVIEW OF RELATED PARTY TRANSACTIONS

         The Board of Directors has delegated to the Audit Committee the responsibility to review and approve all transactions or series of transactions in which we or a subsidiary is a participant, the amount involved exceeds $120,000 and a "Related Person" (as defined in Item 404 of Regulation S-K") has a direct or indirect material interest. Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of our Annual Report on Form 10-K, for the fiscal year ended December 31, 2006, accompanies this Notice of Annual Meeting and Proxy Statement. Additional copies of the Annual Report on Form 10-K may be obtained without charge by writing to:

                       Metropolitan Health Networks, Inc.
                     250 South Australian Avenue, Suite 400
                         West Palm Beach, Florida 33401
                    Attention: General Counsel and Secretary

                                 OTHER BUSINESS

2008 Shareholder Proposals

         Shareholders interested in submitting a proposal to be considered for inclusion in our Proxy Statement and form of Proxy for the 2008 Annual Meeting of Shareholders may do so by following the procedures prescribed by Securities Exchange Act Rule 14a-8. To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before Monday, December 31, 2007.

         A shareholder of ours may wish to have a proposal presented at the 2008 Annual Meeting of Shareholders, but not to have the proposal included in our Proxy Statement and form of Proxy relating to that meeting.

         Pursuant to our Amended and Restated Bylaws, in most circumstances, no business may be brought before the annual meeting unless it is specified in the notice of meeting or is otherwise brought before the meeting at the direction of the Board of Directors or by a shareholder who otherwise has the right to submit the proposal and who has delivered written notice to us (containing certain information specified in the Amended and Restated Bylaws about the shareholder and the proposed action) no later than 90 days nor earlier than 120 days prior to the first anniversary of the date of the preceding year's annual meeting, i.e., between February 8, 2008 and March 10, 2008.

Procedures for Nominating or Recommending for Nomination Candidates for Director

         In order for a shareholder to nominate a candidate for director, under Metropolitan's Bylaws, we must receive timely notice of the nomination in advance of the meeting. Ordinarily, such notice must be received not less than 90 nor more than 120 days before the first anniversary of the date of the preceding year's annual meeting, i.e., between February 8, 2008 and March 10, 2008. The shareholder filing the notice of nomination must include:

         As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

         o the name and address of such shareholder, as they appear on our books, and of such beneficial owner;

         o the class and number of shares of our capital stock which are owned beneficially and of record by such shareholder and such beneficial owner;

         o a representation that the shareholder is a holder of record of our stock entitled to vote at such meeting and or by proxy at the meeting to propose such business or nomination; and

         o a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination.

         As to each person whom the shareholder proposes to nominate for election as a director:

         o the name and age of the nominee and, if applicable, all positions and offices held by such person with the Company including the dates and terms of service;

         o a description of any family relationship between the nominee and any of our directors or executive officers;

         o a description of the business experience and principal occupations of the nominee for the past five years, including the name of the nominee's principal employers and the dates of service;

         o a description of any relationship between any employer of the nominee during the past five years and the Company;

         o  a list of all directorships held by the nominee;

         o a description of any legal proceedings involving the nominee or any entity for which the nominee served as an executive officer, including; without limitation, the filing of any petition under federal bankruptcy or state insolvency laws with respect to the nominee's property or business or any entity for which the nominee served as an executive officer within the preceding two (2) years; the conviction of the nominee or naming of the nominee as the subject of a criminal proceeding and any order or similar decree enjoining the nominee from engaging in specified activities;

         o a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder;

         o any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

         o the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

         In order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by us within the time limits described above. Such notice must include:

         o the information described above with respect to the shareholder proposing such business;

         o a brief description of the business desired to be brought before the meeting including the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment);

         o  the reasons for conducting such business at the meeting; and

         o any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made.

         These   requirements   are  separate   from  and  in  addition  to  the
requirements a shareholder must meet to have a proposal included in our proxy statement.

         In each case the notice must be given by personal delivery or by United States certified mail, postage prepaid, to the attention of Roberto L. Palenzuela, General Counsel and Secretary, whose address is 250 South Australian Avenue, Suite 400, West Palm Beach, Florida 33401. Any shareholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary. A copy of our Bylaws is filed as an exhibit to our Current Report on Form 8-K filed on September 30, 2004, and is available at the SEC Internet website at www.sec.gov.

Other Matters

         Management is not aware of any matters to be presented for action at the 2007 Annual Meeting, except matters discussed in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.





                                      By Order of the Board of Directors


April 30, 2007                        /s/ Roberto L. Palenzuela, Esq.


                                      Roberto L. Palenzuela, Esq.
                                      General Counsel and Secretary